                                                       Rule 497(a)
                                                       Registration No. 33-21489
                                                       File No. 811-5545


INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   SUBJECT TO COMPLETION: DATED MARCH 9, 1998


THE KEYPREMIER EMERGING GROWTH FUND                      [KEYPREMIER FUNDS LOGO]
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3435 Stelzer Road
Columbus, Ohio 43219
For current yield, purchase,
and redemption information,
call (800) 766-3960.

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  The Sessions Group (the "Group") is an open-end management investment company. The Group includes The KeyPremier Emerging Growth Fund (the "Emerging Growth Fund") which is a diversified portfolio of the Group. The Trustees of the Group have divided the Emerging Growth Fund's beneficial ownership into an unlimited number of transferable units called shares (the "Shares").

  Martindale Andres & Company, Inc., West Conshohocken, Pennsylvania (the "Adviser"), which is a wholly owned subsidiary of Keystone Financial, Inc. ("Keystone"), acts as the investment adviser to the Emerging Growth Fund.

  Prospective investors should be aware that management may consider closing the Emerging Growth Fund to new Shareholders after the Fund reaches $300 million in total assets.

  Additional information about the Emerging Growth Fund and the Group, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Group at its address or by calling the Group at the telephone number shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about the Emerging Growth Fund and the Group that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference.

  The Emerging Growth Fund's net asset value per share will fluctuate as the value of its portfolio changes in response to changing market prices and/or other factors.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), Columbus, Ohio, acts as the Emerging Growth Fund's administrator and distributor. BISYS Fund Services, Inc., Columbus, Ohio, the general partner of BISYS, acts as the Emerging Growth Fund's transfer agent (the "Transfer Agent") and performs certain fund accounting services for the Fund.

THE SHARES OF THE EMERGING GROWTH FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE ADVISER, KEYSTONE OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND AN INVESTMENT IN THE EMERGING GROWTH FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is April   , 1998.

                               PROSPECTUS SUMMARY

     SHARES OFFERED: Units of beneficial interest ("Shares") of the Emerging Growth Fund, one separate investment fund of The Sessions Group, an Ohio business trust (the "Group").

     OFFERING PRICE: The public offering price of the Emerging Growth Fund is equal to the net asset value per share plus a sales charge of 4.50% of the public offering price, reduced on investments of $100,000 or more (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges"). Under certain circumstances, the sales charge may be eliminated (See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charge Waivers").

     MINIMUM PURCHASE: $1,000 minimum initial investment with $25 minimum subsequent investments. Such minimum initial investment is reduced for investors using the Auto Invest Plan described herein and for employees of the Adviser and its affiliates.

     TYPE OF COMPANY: The Emerging Growth Fund is a diversified series of an open-end, management investment company.

     INVESTMENT OBJECTIVES: Long-term growth of capital.

     INVESTMENT POLICIES: Under normal market conditions, the Emerging Growth Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of growth-oriented micro-cap companies. For purposes of this policy, the Emerging Growth Fund considers companies with equity market capitalizations, at the time of purchase, of between $30 million and $350 million to be micro-cap companies.

     RISK FACTORS AND SPECIAL CONSIDERATIONS: An investment in the Emerging Growth Fund is subject to certain risks, including market risk, as set forth in detail under "INVESTMENT OBJECTIVE AND POLICIES--Risk Factors and Investment Techniques." As with other mutual funds, there can be no assurance that the Emerging Growth Fund will achieve its investment objective. Investing in smaller companies may offer greater capital appreciation potential but involves more risk than investing in larger companies. The Emerging Growth Fund, to the extent set forth under "INVESTMENT OBJECTIVE AND POLICIES," may engage in the following practices: the use of repurchase agreements and reverse repurchase agreements, entering into options and futures transactions, the purchase of securities on a when-issued or delayed-delivery basis and the purchase of foreign securities, both directly and through American Depository Receipts, and derivatives.

     INVESTMENT ADVISER: Martindale Andres & Company, Inc. (the "Adviser").

     DIVIDENDS: Dividends from net income are declared and generally paid semi-annually. Net realized capital gains, if any, are distributed at least annually.

     DISTRIBUTOR: BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS").

                                   FEE TABLE

                                                               EMERGING
                                                              GROWTH FUND
                                                              -----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)...........................................      4.50%(1)
ESTIMATED ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Management Fees After Fee Waiver(2).........................      0.00%
12b-1 Fees..................................................      None
Other Expenses(3)...........................................      1.29
                                                                 -----
Estimated Total Fund Operating Expenses After Fee
  Waiver(2).................................................      1.29%
                                                                 =====

Example.  You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                   1 YEAR                     3 YEARS
                   ------                     -------
$58                                             $84

  The purpose of the above table is to assist a potential purchaser of Shares of the Emerging Growth Fund in understanding the various costs and expenses that an investor in such Fund will bear directly or indirectly. Such expenses do not include any fees charged by the Adviser or any of its affiliates to its customer accounts which may have invested in Shares of the Emerging Growth Fund. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of the Emerging Growth Fund. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------------

(1) The Distributor has agreed to waive the front-end sales charge for all investments made through June 30, 1998.


(2) The Adviser has agreed voluntarily to waive all of its investment advisory fees until on or about October 15, 1998. Absent such voluntary fee waivers, Management Fees and Estimated Total Fund Operating Expenses would be 1.25% and 2.54%, respectively.


(3) "Other Expenses" are estimated for the current fiscal year.

                            PERFORMANCE INFORMATION

  From time to time performance information for the Emerging Growth Fund showing its aggregate total return, average annual total return and yield may be presented in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since commencement of operations for the Emerging Growth Fund and will reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions), which figure is then annualized. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Emerging Growth Fund's net investment income per share earned during a recent one-month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. The Emerging Growth Fund may also present its aggregate total return, average annual total return and yield excluding the effect of a sales charge.

  Investors may also judge the performance of the Emerging Growth Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services, which indices or data may be published by such services or by other services or publications. In addition to performance information, general information about the Emerging Growth Fund that appears in such publications may be included in advertisements, sales literature and reports to Shareholders.

  Yield and total return are generally functions of market conditions, types of investments held, and operating expenses. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by Keystone or by any of its affiliates, including the Adviser, to its customer accounts which may have invested in Shares of the Emerging Growth Fund will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Adviser or BISYS voluntarily reduces all or part of its fees for the Emerging Growth Fund, as discussed below, the yield and total return for the Fund will be higher than they would otherwise be in the absence of such voluntary fee reductions.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

  The investment objective for the Emerging Growth Fund is long-term growth of capital. Any income earned by the Emerging Growth Fund will be incidental to its overall objective of long-term growth of capital. The investment objective of the Emerging Growth Fund is a non-fundamental policy and as such may be changed by the Group's Trustees without the vote of the Shareholders of the Fund. There can be no assurance that the investment objective of the Emerging Growth Fund will be achieved.

  Under normal market conditions, the Emerging Growth Fund will invest substantially all, but under such conditions in no event less than 65%, of its total assets in common stocks and securities convertible into common stocks of growth-ori ented micro-cap companies. For purposes of this policy, the Emerging Growth Fund considers companies with equity market capitalizations, at the time of purchase, of between $30 million and $350 million to be micro-cap companies, and securities convertible into common stocks include convertible bonds, convertible preferred stock, options and rights. Under normal market condi-tions, up to 35% of the Emerging Growth Fund's total assets may be invested in common stocks and securities convertible into common stock of companies not meeting the foregoing micro-cap company equity market parameters.

  The Adviser's investment style with respect to the Emerging Growth Fund may be characterized as "buy-and-hold." When making individual security selections, the Adviser's investment horizon is expected to be a three to five year period. The Adviser will purchase and maintain positions in securities of companies that the Adviser believes have demonstrated one or more of the following characteristics:
(1) strong entrepreneurial management team with an ownership interest in the business; (2) solid long-term revenue and earnings outlook; (3) unique position in the company's targeted market; (4) sustainable competitive advantage in the company's targeted market; and (5) solid balance sheet. In addition, the Adviser attempts to invest in companies that are selling at earnings multiples which the Adviser believes to be less than their projected three to five year earnings growth rate. This growth at a discount management style relies on a combination of quantitative and fundamental analysis of historical and projected data to determine a stock's expected return.

  Under normal market conditions, the Emerging Growth Fund may also invest up to 25% of its total assets in warrants, foreign securities, directly or through sponsored American Depositary Receipts ("ADRs"), securities of other investment companies and REITs (real estate investment trusts), cash and Short-Term Obligations and may purchase the other investments and engage in other investment techniques described below.

  "Short-Term Obligations" consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including U.S. Treasury securities stripped of the unmatured interest coupons and such stripped interest coupons), with maturities of 12 months or less, certificates of deposit, bankers' acceptances and demand and time deposits of selected banks, securities of money market mutual funds, and commercial paper rated in one of the two highest rating categories by appropriate nationally recognized statistical rating organizations ("NRSROs," e.g., Standard & Poor's Corporation and Moody's Investors Service) and repurchase agreements collateralized by such obligations. These obligations are described further in the Statement of Additional Information. The Emerging Growth Fund may also invest up to 100% of its total assets in Short-Term Obligations and cash when deemed appropriate for temporary defensive purposes as determined by the Adviser to be warranted due to current or anticipated market conditions. However, to the extent that the Emerging Growth Fund is so invested, it may not achieve its investment objective.

RISK FACTORS AND INVESTMENT TECHNIQUES

  Like any investment program, an investment in the Emerging Growth Fund entails certain risks. Equity securities of micro-cap companies, such as those in which the Emerging Growth Fund may invest, may offer a greater capital appreciation potential but are more volatile and carry more risk than some other forms of investment, including investments in equity securities of larger, more established companies or high grade fixed income securities. Investments in micro-cap companies represent some of the smaller and least liquid equity securities in the U.S. markets. In addition, the Emerging Growth Fund is subject to general stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods of time. The Emerging Growth Fund is intended for investors who can accept the risks associated with its investments and may not be suitable for all investors.

  Depending upon the performance of the Emerging Growth Fund's investments, its net asset value per share may decrease instead of increase.

  The Emerging Growth Fund, as described below, may invest in put and call options and futures. Such instruments are considered to be

"derivatives." A derivative is generally defined as an instrument whose value is based upon, or derived from, some underlying index, reference rate (e.g., interest rates), security, commodity or other asset. The Emerging Growth Fund will not invest more than 20% of its total assets in any such derivatives at any one time.

  Growth-Oriented Companies. The Emerging Growth Fund is intended for investors who have a long-term investment time horizon and who can accept the higher risks involved in seeking potentially higher capital appreciation through investments in growth oriented companies. A growth oriented company typically invests most of its net income in its enterprise and does not pay out much, if any, in dividends. Accordingly, the Emerging Growth Fund does not anticipate any significant distributions to Shareholders from net investment income, and potential investors should be in a financial position to forego current income from their investment in the Emerging Growth Fund. In addition, smaller capitalized companies generally have limited product lines, markets and financial resources and are dependent upon a limited management group. The securities of less seasoned companies and/or smaller capitalized companies may have limited marketability, which may affect or limit their liquidity and therefore the ability of the Emerging Growth Fund to sell such securities at the time and price it deems advisable. In addition, such securities may be subject to more abrupt or erratic market movements over time than securities of more seasoned and/or larger capitalized companies or the market as a whole.

  Other risks of investing in smaller capitalization companies include the probability that some companies may never realize the value discount potential that appeared to be inherent in them at the time of investment or may even fail as a business for several reasons. For example, a new product or innovation may not take hold, an anticipated takeover or turnaround may not occur, a trademark may lose its value to other generic products. Also, smaller companies may lack the resources, financial or otherwise, to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established rivals. The Adviser will seek to minimize the risks described above by broad diversification of the Emerging Growth Fund's portfolio. However, there can be no assurance that such diversification will prevent loss in value of certain portfolio securities or in the Emerging Growth Fund's net asset value.

  Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

  Repurchase Agreements. Securities held by the Emerging Growth Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Emerging Growth Fund would acquire securities, in exchange for cash, from banks and/or registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Emerging Growth Fund may invest directly. Repurchase agreements are considered to be loans by the Emerging Growth Fund under the 1940 Act. For further information about repurchase agreements and the related risks, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

  Reverse Repurchase Agreements. The Emerging Growth Fund may borrow funds by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Emerging Growth Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time the Emerging Growth Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Emerging Growth Fund may decline below the price at which such Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Emerging Growth Fund under the 1940 Act and therefore a form of leverage. The Emerging Growth Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. The Emerging Growth Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance the Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.

  Except as otherwise disclosed to the Shareholders of the Emerging Growth Fund, the Group will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, BISYS, or their affiliates, and will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

  Foreign Investments. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Investments in foreign securities (including ADRs) may subject the Emerging Growth Fund to investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other investment income, possible seizure, nationalization, or expropriation of foreign deposits or investments, the possible establishment of exchange controls or taxation at the source, less stringent disclosure requirements, less liquid or developed securities markets or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal, interest or dividends on such securities or the purchase or sale thereof. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

  Restricted Securities. Securities in which the Emerging Growth Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities").
Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Emerging Growth Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold, if at all, to other institutional investors through or with the assistance of the issuer or investment dealers who facilitate the resale of such Section 4(2) securities, thus providing some liquidity.

  Pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. Rule 144A permits the Emerging Growth Fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. For purposes of determining whether a Rule 144A security is readily saleable, and therefore liquid, the Adviser must consider, among other things, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and marketplace trades of such security. However, investing in Rule 144A securities, even if such securities are initially determined to be liquid, could have the effect of increasing the level of the Emerging Growth Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  Securities Lending. In order to generate additional income, the Emerging Growth Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. The Emerging Growth Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Emerging Growth Fund. During the time portfolio securities are on loan, the borrower pays the Emerging Growth Fund any dividends or interest received on such securities. Loans are subject to termination by the Emerging Growth Fund or the borrower at any time. While the Emerging Growth Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower would default in its obligations, the Emerging Growth Fund bears the risk of delay in recovery of the portfolio securities and the loss of rights in the collateral. The Emerging Growth Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. The Emerging Growth Fund will not lend more than 33% of the total value of its portfolio securities at any one time.

  Writing Covered Call and Put Options. The Emerging Growth Fund may write covered call and put options on securities, or futures contracts regarding securities, in which such Fund may invest, in an effort to realize additional income. A put option gives the purchaser the right to sell, and a writer has the obligation to purchase, the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. A call option gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Such options will be listed on national securities or futures exchanges. The Emerging Growth Fund may write covered call options as a means of seeking to enhance its income through the receipt of premiums in instances in which the Adviser determines that the underlying securities or futures contracts are not likely to increase in value above the exercise price. The Emerging Growth Fund also may seek to earn additional income through the receipt of premiums by writing put options. By writing a call option, the Emerging Growth Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option; by writing a put option, the Emerging Growth Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its then current market value.

  The Emerging Growth Fund, as part of its option transactions, also may write index put and call options. Through the writing of index options the Emerging Growth Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

  When the Emerging Growth Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between bid and asked price. If an option expires on the stipulated expiration date or if the Emerging Growth Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If a call option is exercised, the Emerging Growth Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Emerging Growth Fund will realize a gain or loss. The Emerging Growth Fund will limit its writing of options such that at no time will more than 25% of the Fund's total assets be subject to such options transactions.

  Purchasing Options. In addition, the Emerging Growth Fund may purchase put and call options written by third parties covering indices and those types of financial instruments or securities in which the Fund may invest to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices for such instruments. The purchase of a put option is intended to protect the value of the Emerging Growth Fund's holdings in a falling market while the purchase of a call option is intended to protect the value of the Emerging Growth Fund's positions in a rising market. Put and call options purchased by the Emerging Growth Fund will be valued at the last sale price, or in the absence of such a price, at the mean between the bid and asked price. Such options will be listed on national securities or futures exchanges.

  In purchasing a call option, the Emerging Growth Fund would be in a position to realize a gain if, during the option period, the price of the underlying security, index or futures contract increased by an amount in excess of the premium paid for the call option. It would realize a loss if the price of the underlying security, index or futures contract declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Emerging Growth Fund would be in a position to realize a gain if, during the option period, the price of the security, index or futures contract declined by an amount in excess of the premium paid. It would realize a loss if the price of the security, index or futures contract increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Emerging Growth Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

  Futures Contracts. The Emerging Growth Fund may purchase or sell contracts for the future delivery of the specific financial instruments or securities in which the Fund may invest, and indices based upon the types of securities in which the Fund may invest (collectively, "Futures Contracts"). The Emerging Growth Fund may use this investment technique as a substitute for a comparable market position in the underlying securities or to hedge against anticipated future changes in market prices, which otherwise might adversely affect either the value of the Fund's securities or the prices of securities which the Fund intends to purchase at a later date.

  To the extent the Emerging Growth Fund is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in the Fund's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indices, the risk of imperfect correlation increases as the composition of the Emerging Growth Fund's portfolio varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Emerging Growth Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the future contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Emerging Growth Fund's net investment results if the market does not move as anticipated when the hedge is established.

  Successful use of futures by the Emerging Growth Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Emerging Growth Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Emerging Growth Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Emerging Growth Fund may have to sell such securities at a time when it may be disadvantageous to do so.

  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  Call options sold by the Emerging Growth Fund with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with the instruments underlying, the futures contract. Put options sold by the Emerging Growth Fund with respect to futures contracts will be covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligation undertaken.

  The Emerging Growth Fund may utilize various index futures to protect against changes in the market value of the securities in its portfolio or which it intends to acquire. Securities index futures contracts are based on an index of various types of securities, e.g., stocks or long-term corporate bonds. The index assigns relative values to the securities included in an index, and fluctuates with changes in the market value of such securities. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. The acquisition or sale of an index futures contract enables the Emerging Growth Fund to protect its assets from fluctuations in prices of certain securities without actually buying or selling such securities.

  In general, the value of futures contracts sold by the Emerging Growth Fund to offset declines in its portfolio securities will not exceed the total market value of the portfolio securities to be hedged, and futures contracts purchased by the Emerging Growth Fund will be covered by a segregated account consisting of cash or liquid securities in an amount equal to the total market value of such futures contracts, less the initial margin deposited therefor.

  When buying futures contracts and when writing put options, the Emerging Growth Fund will be required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations. When writing call options, the Emerging Growth Fund will be required to own the financial instrument or futures contract underlying the option or segregate cash and/or liquid securities in an amount sufficient to meet its obligations under written calls.

  When-Issued or Delayed-Delivery Securities. The Emerging Growth Fund may purchase securities on a when-issued or delayed-delivery basis. These transactions are arrangements in which the Emerging Growth Fund purchases securities with payment and delivery scheduled for a future time. The Emerging Growth Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with and in furtherance of its investment objective and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued or delayed-delivery securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the price obtained in the transaction will be greater than those available in the market when delivery takes place. The Emerging Growth Fund will generally not pay for such securities or start earning dividends on them until they are received on the settlement date. When the Emerging Growth Fund agrees to purchase such securities, however, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued or delayed-delivery basis are recorded as an asset and are subject to changes in the value based upon market factors. In when-issued and delayed-delivery transactions, the Emerging Growth Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price considered to be advantageous.

  Investment Company Securities. The Emerging Growth Fund may also invest in the securities of other investment companies, including shares of a money market fund advised by the Adviser ("KeyPremier money market funds") in accordance with the limitations of the 1940 Act and any exemptions therefrom. The Emerging Growth Fund intends to invest in other investment companies which, in the opinion of the Adviser will assist the Fund in achieving its investment objective and in money market mutual funds for purposes of short-term cash management. The Emerging Growth Fund will incur additional expenses due to the duplication of fees and expenses as a result of investing in mutual funds. In order to avoid the imposition of additional fees as a result of investing in shares of a KeyPremier money market fund, the Adviser, BISYS, as the Emerging Growth Fund' administrator, and their affiliates will reduce their fees charged to the Emerging Growth Fund by an amount equal to the fees charged by such service providers based on a percentage of the Fund's assets attributable to the Fund's investment in the KeyPremier money market fund. Additional restrictions on the Emerging Growth Fund's investments in the securities of other mutual funds are contained in the Statement of Additional Information.

                            INVESTMENT RESTRICTIONS

  The Emerging Growth Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION--Miscellaneous" herein). The Emerging Growth Fund will not:

  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  2. Purchase any securities which would cause more than 25% of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) utilities will be divided according to their services; and (d) technology companies will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry and medical devices, biotechnology, semi-conductor, software and communications will each be considered a separate industry.

  3. Borrow money or issue senior securities except that the Fund may enter into reverse repurchase agreements and may otherwise borrow money or issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

  4. Make loans, except that the Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

  The following additional investment restriction may be changed without the vote of a majority of the outstanding Shares of the Emerging Growth Fund: the Fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. For purposes of this investment restriction, illiquid securities include securities which are not readily marketable and repurchase agreements with maturities in excess of seven days.

                              VALUATION OF SHARES

   The net asset value of the Emerging Growth Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each Business Day of the Fund. The time at which the Shares of the Emerging Growth Fund are priced is hereinafter referred to as the "Valuation Time." A "Business Day" of the Emerging Growth Fund is a day on which the Exchange is open for trading and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares of the Fund is received) during which there is sufficient trading in portfolio instruments such that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share for purposes of pricing purchases and redemptions is calculated by dividing the value of all securities and other assets belonging to the Emerging Growth Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding Shares.

  The net asset value per share for the Emerging Growth Fund will fluctuate as the value of the investment portfolio of the Fund changes. The Trustees of the Group have set the initial price of the Emerging Growth Fund's Shares at $10 per share.

  The portfolio securities for which market quotations are readily available are valued based upon their current available prices in the principal market in which such securities normally are traded. Unlisted securities for which market quotations are readily available are valued at such market values. Other securities, including restricted securities and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser under procedures established by, and under the supervision of the Group's Board of Trustees. Securities may be valued by an independent pricing service approved by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Emerging Growth Fund are sold on a continuous basis by the Group's distributor, BISYS (the "Distributor"). The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Group at (800) 766-3960.

SPECIAL RESTRICTIONS

  Prospective investors should be aware that management may consider closing the Emerging Growth Fund to new Shareholders at the end of the 90th calendar day after the Emerging Growth Fund reaches $300 million in total assets. No investments by new Shareholders will be accepted after such closure. Depending upon market conditions and the availability of suitable investments for the Emerging Growth Fund, investments from new Shareholders may be accepted. The time period for any such investments by new Shareholders will be determined by the Adviser based primarily on its ability to effectively invest the Emerging Growth Fund's available cash. There is no limitation on purchases of the Emerging Growth Fund's Shares through the reinvestment of dividends and capital gains distributions paid by the Emerging Growth Fund.

  The Emerging Growth Fund reserves the right to modify or eliminate restrictions on the sale of its Shares if such action is in the interest of the Emerging Growth Fund's Shareholders.

EMPLOYEE BENEFIT PLANS

  Purchases, exchanges and redemptions of Shares through an employee benefit plan may be subject to different requirements and limitations imposed by employers than those discussed below. Investors should consult their employer for more information on how to purchase, exchange and redeem Shares of the Emerging Growth Fund through their employer's plan.

PURCHASES OF SHARES

  Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by the Adviser, its affiliates or its correspondent entities (collectively, "Entities").

  Shares of the Emerging Growth Fund sold to the Entities acting in a fiduciary, advisory, custodial, agency, or other similar capacity on behalf of Customers will normally be held of record by the Entities. With respect to Shares of the Emerging Growth Fund so sold, it is the responsibility of the particular Entity to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Shares will be recorded by the Entities and reflected in the account statements provided by the Entities to Customers.

  Investors may also purchase Shares by completing and signing an Account Registration Form and mailing it, together with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, payable to the Emerging Growth Fund, to The KeyPremier Funds, P.O. Box 182707, Columbus, Ohio 43218-2707. Subsequent purchases of Shares of the Emerging Growth Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Group, to the above address.

  If an Account Registration Form has been previously received by the Group, investors may also purchase Shares by wiring funds to the Emerging Growth Fund's custodian. Prior to wiring any such funds and in order to ensure that wire orders are invested promptly, investors must call the Group at (800) 766-3960 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information.

  Shares of the Emerging Growth Fund are purchased at the net asset value per share (see "VALUATION OF SHARES") next determined after receipt by the Distributor, its agents or broker-dealers with whom it has an agreement of an order in good form to purchase Shares plus any applicable sales charge as described below. Purchases of Shares of the Emerging Growth Fund will be effected only on a Business Day (as defined in "VALUATION OF SHARES") of the Fund.

  For an order for the purchase of Shares of the Emerging Growth Fund that is placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined (plus any applicable sales charge), but only if the broker-dealer receives the order and transmits it to the Distributor prior to the Valuation Time for that day. The broker-dealer is responsible for transmitting such orders by the Valuation Time. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

MINIMUM INVESTMENT

  Except as otherwise discussed below under "Auto Invest Plan," the minimum investment is $1,000 for the initial purchase of Shares of the Emerging Growth Fund by an investor and $25 for subsequent purchases of Shares of the Fund. The initial minimum investment amount is reduced to $250 for employees of the Adviser, Keystone or any of their affiliates.

  Depending upon the terms of a particular Customer's account, the Entities or their affiliates may charge a Customer account fees for automatic investment and other cash management services provided in connection with an investment in the Emerging Growth Fund. Information concerning these services and any charges will be provided by the Entities. This Prospectus should be read in conjunction with any such information received from the Entities or their affiliates.

  The Emerging Growth Fund reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

  Every Shareholder will receive a confirmation of each new transaction in his or her account, which will also show the total number of Shares owned by the Shareholder and the number of Shares being held in safekeeping by the Transfer Agent for the account of the Shareholder. Reports of purchases and redemptions of Shares by Entities on behalf of their Customers will be sent by the Entities to their Customers. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares will not be issued.

AUTO INVEST PLAN

  The KeyPremier Funds Auto Invest Plan enables Shareholders to make regular monthly or quarterly purchases of Shares of the Emerging Growth Fund through automatic deduction from their bank accounts, provided that the Shareholder's bank is a member of the Federal Reserve and the Automated Clearing House (ACH) system. With Shareholder authorization the Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account which will automatically be invested in Shares of the Emerging Growth Fund at the public offering price next determined after receipt of payment by the Transfer Agent. The required minimum initial investment when opening an account using the Auto Invest Plan is $250; the minimum amount for subsequent investments is $25. To participate in the Auto Invest Plan, Shareholders should complete the appropriate section of the Account Registration Form or a supplemental sign-up form which can be acquired by calling the Group at (800) 766-3960. For a Shareholder to change the Auto Invest instructions, the request must be made in writing to the Group at: 3435 Stelzer Road, Columbus, Ohio 43219.

  The Group may eliminate or change the Auto Invest Plan at any time or from time to time without notice thereof.

KEYPREMIER INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

  A KeyPremier IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. KeyPremier IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

  All KeyPremier IRA distribution requests must be made in writing to the Distributor. Any deposits to a KeyPremier IRA must distinguish the type and year of the contributions.

  For more information on the KeyPremier IRAs call the Group at (800) 766-3960. Investment in Shares of the KeyPremier Pennsylvania Municipal Bond Fund or any other tax-exempt fund would not be appropriate for a KeyPremier IRA. Shareholders are advised to consult a tax adviser on KeyPremier IRA contribution and withdrawal requirements and restrictions.

IN-KIND PURCHASES

  Payment of Shares of the Emerging Growth Fund may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund as described in this Prospectus. For further information about this form of payment, contact the Adviser. In connection with an in-kind securities payment, the Emerging Growth Fund will require, among other things, that the securities be valued on the date of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form of transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

SALES CHARGES

  The public offering price of Shares of the Emerging Growth Fund equals net asset value plus a sales charge in accordance with the table below. BISYS receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion may pay certain dealers all or part of the portion of the sales charge it receives. The broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.

                                                             DEALER
                                                           DISCOUNTS
      AMOUNT OF         SALES CHARGE                     AND BROKERAGE
    TRANSACTION AT      AS % OF NET    SALES CHARGE AS   COMMISSIONS AS
   PUBLIC OFFERING         AMOUNT        % OF PUBLIC      % OF PUBLIC
        PRICE             INVESTED     OFFERING PRICE    OFFERING PRICE
----------------------  ------------   ---------------   --------------
Less than $100,000....     4.71%           4.50%             4.05%
$100,000 but less than
  $250,000............      3.63            3.50              3.15
$250,000 but less than
  $500,000............      2.56            2.50              2.25
$500,000 but less than
  $1,000,000..........      1.52            1.50              1.35
$1,000,000 or more....         0               0                 0

  From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of the Emerging Growth Fund. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Emerging Growth Fund, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Emerging Growth Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Emerging Growth Fund or its Shareholders.

SALES CHARGE WAIVERS

  The Distributor has agreed to waive all sales charges for purchases of Shares of the Emerging Growth Fund made on or before June 30, 1998. Thereafter, the Distributor will waive sales charges for the purchase of Shares of the Emerging Growth Fund by or on behalf of (1) purchasers for whom Keystone, the Adviser, one of their affiliates or another financial institution acts in a fiduciary, advisory, agency, custodial (other than individual retirement accounts), or similar capacity, (2) officers, trustees, directors, advisory board members, employees and retired employees (including spouses, children and parents of the foregoing) of Keystone, the Adviser, the Group, BISYS and any affiliated company thereof, (3) investors who purchase Shares with the proceeds from a distribution from the Adviser, Keystone or an affiliate trust or agency account, (4) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and their spouses and children under 21), and (5) investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent. The Distributor may change or eliminate the foregoing waivers at any time or from time to time without notice thereof. The Distributor may also periodically waive all or a portion of the sales charge for all investors with respect to the Emerging Growth Fund.

  In addition, the Distributor may waive sales charges for the purchase of the Emerging Growth Fund's Shares with the proceeds from the recent redemption of shares of a non-money market fund that imposes a sales charge. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or by his financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice.

CONCURRENT PURCHASES

  For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of the Emerging Growth Fund and one or more of the other funds of the Group sold with a sales charge and advised by the Adviser ("KeyPremier Load Funds"). For example, if a Shareholder concurrently purchases Shares in the Emerging Growth Fund at the total public offering price of $50,000 and Shares in another KeyPremier Load Fund at the total public offering price of $50,000, the sales charge for such shares of the Emerging Growth Fund would be that applicable to a $100,000 purchase as shown in the table above. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

LETTER OF INTENT

  An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Shares of the Emerging Growth Fund at a designated total public offering price within a designated 13-month period. Each purchase of Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice. For further information about letters of intent, interested investors should contact the Group at (800) 766-3960.

  A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Shares actually purchased if the full amount indicated is not purchased, and such escrowed Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Shares, whether paid in cash or reinvested in additional Shares, are not subject to escrow. The escrowed Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. An adjustment will be made to reflect any reduced sales charge applica-ble to Shares purchased during the 90-day period prior to the date the Letter of Intent was entered into at the conclusion of the 13-month period and in the form of additional Shares credited to the Shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. Additionally, if the total purchases within the 13-month period exceed the amount specified, a similar adjustment will be made to reflect further reduced sales charges applicable to such purchases, if any.

RIGHT OF ACCUMULATION

  Pursuant to the right of accumulation, investors are permitted to purchase Shares of the Emerging Growth Fund at the public offering price applicable to the total of (a) the total public offering price of the Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of the Shares of all KeyPremier Load Funds. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

EXCHANGE PRIVILEGE

  Shares of the Emerging Growth Fund may be exchanged for Shares of a KeyPremier money market fund or any other KeyPremier Load Fund if the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Each exchange will be made at respective net asset values except that a sales charge, equal to the difference, if any, between the sales charge payable upon the purchase of shares of the KeyPremier Fund to be acquired in the exchange and the sales charge previously paid on the Shares to be exchanged, will be assessed. In determining the sales charge previously paid on the Shares to be exchanged, such Shares may include Shares which were acquired through a previous exchange for shares on which a sales charge was paid. Under such circumstances, the Shareholder must notify the Group that a sales charge was originally paid and provide the Group with sufficient information to permit confirmation of the Shareholder's right not to pay a sales charge.

  An exchange is considered a sale of Shares for federal income tax purposes. However, a Shareholder may not include any sales charge on Shares of the Emerging Growth Fund as a part of the cost of those Shares for purposes of calculating the gain or loss realized on an exchange of those Shares within 90 days of their purchase.

  The Group may at any time modify or terminate the foregoing exchange privileges. The Group, however, will give Shareholders 60 days' advance written notice of any such modification.

  A Shareholder wishing to exchange his or her Shares may do so by contacting the Group at (800) 766-3960 or by providing written instructions to the Group. Any Shareholder who wishes to make an exchange should obtain and review the current prospectus of the fund in which he or she wishes to invest before making the exchange. For a discussion of risks associated with unauthorized telephone exchanges, see "Redemption by Telephone" below.

REDEMPTION OF SHARES

  Shares may ordinarily be redeemed by mail or by telephone. However, all or part of a Customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at an Entity. For example, if a Customer has agreed with an Entity to maintain a minimum balance in his or her account with the Entity, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Entity may redeem on behalf of the Customer, all or part of the Customer's Shares of the Emerging Growth Fund to the extent necessary to maintain the required minimum balance.

Redemption by Mail

  A written request for redemption must be received by the Group, at the address shown on the front page of this Prospectus, in order to honor the request. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record or mailed or wired to a commercial bank account previously designated on the Account Registration Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

Redemption by Telephone

  If a Shareholder has so designated on the Account Registration Form, a Shareholder may request a redemption of his or her Shares by telephoning the Transfer Agent and having the payment of redemption requests sent electronically directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. A shareholder may also have such payment mailed directly to the Shareholder at the Shareholder's address as recorded by the Transfer Agent. However, this option may be suspended for a period of 30 days following a telephonic address change. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such wire redemption requests may be made by the Shareholder by telephone to the Group. The Group may reduce the amount of a wire redemption payment by the then-current wire redemption charge of the Emerging Growth Fund's custodian. There is currently no charge for having payment of redemption requests mailed or sent electronically to a designated bank account. For telephone redemptions, call the Group at (800) 766-3960.

  Neither the Group, the Emerging Growth Fund nor their service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Group's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Group will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Group, the Emerging Growth Fund or their service providers may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, Shareholders are unable to effect telephone transactions,

Shareholders may also mail the redemption request to the Group at the address shown on the front page of this Prospectus.

AUTO WITHDRAWAL PLAN

  The Auto Withdrawal Plan enables Shareholders of the Emerging Growth Fund, with an account balance in the Fund of $5,000 or more, to make regular monthly or quarterly redemptions of Shares. With Shareholder authorization, the Transfer Agent will automatically redeem Shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the Shareholder. The required minimum withdrawal is $50 monthly. To participate in the Auto Withdrawal Plan, Shareholders should call (800) 766-3960 for more information. Purchases of additional Shares, including use of the Auto Invest Plan described above, concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities and sales charges. For a Shareholder to change the Auto Withdrawal instructions, the request must be made in writing to the Group.

PAYMENTS TO SHAREHOLDERS

  Redemption orders are effected at the net asset value per share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, the Emerging Growth Fund will attempt to honor requests from Shareholders for next day payments upon redemption of Shares if the request for redemption is received by the Distributor before the Valuation Time on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment on the second Business Day. The Emerging Growth Fund will attempt to so honor redemption requests unless it would be disadvantageous to the Emerging Growth Fund or the Shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

  At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Group may delay the forwarding of proceeds for up to 15 days or more until payment has been collected for the purchase of such Shares. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in readily marketable portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, the Shares of the Emerging Growth Fund of any Shareholder if, because of redemptions of Shares by or on behalf of the Shareholder (but not as a result of a decrease in the market price of such Shares, the deduction of any sales charge or the establishment of an account with less than $1,000 using the Auto Invest Plan), the account of such Shareholder has a value of less than $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates). Accordingly, an investor purchasing Shares of the Emerging Growth Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her Shares. Before the Group exercises its right to redeem such Shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the Shares in his or her account is less than the minimum amount and will be allowed at least 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000 ($250 if the Shareholder is an employee of the Adviser or one of its affiliates).

  See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption.

                              DIVIDENDS AND TAXES

DIVIDENDS

  A dividend for the Emerging Growth Fund is declared semi-annually at the close of business on the day of declaration consisting of an amount of accumulated undistributed net income of the Fund as determined necessary or appropriate by the appropriate officers of the Group. Such dividend is generally paid semi-annually. Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of the Emerging Growth Fund at the net asset value as of the date of payment, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

  Distributable net realized capital gains, if any, for the Emerging Growth Fund are distributed at least annually. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares in the Emerging Growth Fund.

  If a Shareholder elects to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, the Shareholder's cash election will be changed automatically and future dividend and capital gains distributions will be reinvested in the Emerging Growth Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  The Emerging Growth Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 (the "Code") for so long as such qualification is in the best interest of the Fund's Shareholders. Qualification as a regulated investment company under the Code requires, among other things, that the regulated investment company distribute to its shareholders at least 90% of its investment company taxable income. The Emerging Growth Fund contemplates declaring as dividends all or substantially all of its investment company taxable income (before deduction of dividends paid).

  A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of having a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. If distributions during a calendar year were less than the required amount, the Emerging Growth Fund would be subject to a nondeductible 4% excise tax on the deficiency.

  It is expected that the Emerging Growth Fund will distribute annually to its Shareholders all or substantially all of the Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of the Fund and not in cash. The dividends received deduction for corporations will apply to the aggregate of such ordinary income distributions in the same proportion as the aggregate dividends eligible for the dividends deduction, if any, received by the Emerging Growth Fund bear to its gross income.


  Distribution by the Emerging Growth Fund of the excess of net mid-term or net long-term capital gain, if any, over net short-term capital loss is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends received deduction.


  If the net asset value of a Share is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities, the distribution, from a practical stand point, is a return of invested principal, although taxable as described above.

  Prior to purchasing Shares, the impact of dividends or capital gains distributions which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of Shares prior to the record date will have the effect of reducing the per share net asset value of the Shares by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to tax.

  Additional information regarding federal taxes is contained in the Statement of Additional Information under the heading "ADDITIONAL INFORMATION--Additional General Tax Information." However, the information contained in this Prospectus and the additional material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting the Emerging Growth Fund and its Shareholders. Accordingly, potential investors are urged to consult their own tax advisers concerning the application of federal, state and local taxes as such laws and regulations affect their own tax situation.

  Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them during the year.

                             MANAGEMENT AND SERVICE
                             PROVIDERS OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees. Unless so required by the Group's Declaration of Trust or By-Laws or by Ohio law, at any given time all of the Trustees may not have been elected by the shareholders of the Group. The Group will be managed by the Trustees in accordance with the laws of Ohio governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise its day-to-day operations.

  The Trustees of the Group receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services Inc., the sole general partner of BISYS, or BISYS receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Emerging Growth Fund for acting as Administrator, may receive fees under the Administrative Services Plan discussed below and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from the Emerging Growth Fund for acting as Transfer Agent and for providing certain fund accounting services.

INVESTMENT ADVISER

  Martindale Andres & Company, Inc., Four Falls Corporate Center, Suite 200, West Conshohocken, Pennsylvania 19428, is the investment adviser of the Emerging Growth Fund and has served as such since the Emerging Growth Fund's inception. The Adviser is a wholly owned subsidiary of Keystone Financial, Inc., 1 Keystone Plaza, Harrisburg, Pennsylvania 17101 ("Keystone"). The Adviser was organized in 1989 and was acquired by Keystone in December 1995. Except with respect to the other KeyPremier Funds, the Adviser has not previously served as the investment adviser to a registered open-end management investment company. However, the Adviser has managed since its founding the investment portfolio of high net worth individuals, endowments, pension and common trust funds. The

Adviser currently has over $2.6 billion under management.

  Subject to the general supervision of the Board of Trustees of the Group and in accordance with the investment objective and restrictions of the Emerging Growth Fund, the Adviser manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains the Fund's records relating to such purchases and sales.

  Robert M. Mitchell and Gregory S. Travers, CFA will be responsible for the day-to-day management of the Emerging Growth Fund's portfolio. Mr. Mitchell is a portfolio manager/research analyst specializing in small and emerging growth companies. Mr. Mitchell joined the Adviser in July, 1995 after attaining his MBA degree from Indiana University's Kelley School of Business. Prior to graduate school, Mr. Mitchell worked at the U.S. Department of Justice, Antitrust Division, where he analyzed the economic and financial characteristics of various industries and businesses.

  Mr. Travers is a portfolio manager with the Adviser specializing in small cap growth companies and has over eight years of equity research experience. Mr. Travers joined the Adviser in March, 1993, after working at Provident Mutual Management Company where he was in charge of quantitative research and the development of proprietary evaluation models.


  For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Adviser is entitled to receive a fee from the Emerging Growth Fund, computed daily and paid monthly, at the annual rate of one hundred twenty five one-hundredths of one percent (1.25%) of such Fund's average daily net assets.


  The Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to the Emerging Growth Fund to increase the net income of the Fund available for distribution as dividends. The Adviser may not seek reimbursement of such voluntarily reduced fees after the end of the fiscal year in which the fees were reduced. The reduction of such fee will cause the yield and total return of the Emerging Growth Fund to be higher than they would otherwise be in the absence of such a reduction.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS is the administrator for the Emerging Growth Fund and also acts as its principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates). BISYS and its affiliated companies, including BISYS Fund Services, Inc., are wholly owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations.

  The Administrator generally assists in all aspects of the Emerging Growth Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Group, the Administrator receives a fee from the Emerging Growth Fund, computed daily and paid periodically, calculated at an annual rate of eleven and one-half one-hundredths of one percent (.115%) of the Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administration fee to increase the net income of the Emerging Growth Fund available for distribution as dividends. The Administrator may not seek reimbursement of such reduced fees after the end of the fiscal year in which the fees were reduced. The voluntary reduction of such fee will cause the yield and total return of the Emerging Growth Fund to be higher than they would otherwise be in the absence of such a fee reduction.

  The Distributor acts as agent for the Emerging Growth Fund in the distribution of its Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain all or a portion of any sales charge imposed upon the purchase of Shares. See "HOW TO PURCHASE AND REDEEM SHARES--Sales Charges."

EXPENSES

  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Emerging Growth Fund. The Emerging Growth Fund will bear the following expenses relating to its operations: organizational expenses, taxes, interest, any brokerage fees and commissions, fees and expenses of the Trustees of the Group, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to the Fund's current shareholders, outside auditing and legal expenses, advisory fees, fees and out-of-pocket expenses of the custodian, fund accountant and Transfer Agent, costs for independent pricing services, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, expenses incurred under the Administrative Services Plan described below and any extraordinary expenses incurred in the Fund's operation.

ADMINISTRATIVE SERVICES PLAN

  The Group has adopted an Administrative Services Plan (the "Services Plan") pursuant to which the Emerging Growth Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include the Adviser, Entities, and BISYS, which agree to provide certain ministerial, record keeping and/or administrative support services for their customers or account holders (collectively, "customers") who are the beneficial or record owner of Shares of the Fund. In consideration for such services, a Service Organization receives a fee from the Emerging Growth Fund, computed daily and paid monthly, at an annual rate of up to .25% of the average daily net asset value of Shares of the Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services.

  The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation to perform certain ministerial, record keeping and/or administrative support services with respect to the beneficial or record owners of Shares of the Emerging Growth Fund, such as processing dividend and distribution payments from the Fund on behalf of customers, providing periodic statements to customers showing their positions in the Shares of the Fund, providing sub-accounting with respect to Shares beneficially owned by such customers and providing customers with a service that invests the assets of their accounts in Shares of the Fund pursuant to specific or pre-authorized instructions. As of the date hereof, no such servicing agreements have been entered into by the Group on behalf of the Emerging Growth Fund.

BANKING LAWS

  The Adviser believes that it possesses the legal authority to perform the investment advisory services for the Emerging Growth Fund contemplated by its investment advisory agreement with the Group, as described in this Prospectus, without violation of applicable banking laws and regulations, and has so represented in its investment advisory agreement with the Group. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Emerging Growth Fund. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Glass-Stea gall Act" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

  The Group was organized as an Ohio business trust on April 25, 1988. The Group consists of seventeen funds, each having its own class of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared at the discretion of the Trustees (see "Miscellaneous" below). The other funds of the Group are The KeyPremier Prime Money Market Fund, The KeyPremier Pennsylvania Municipal Bond Fund, The KeyPremier Established Growth Fund, The KeyPremier Intermediate Term Income Fund, The KeyPremier Aggressive Growth Fund, The KeyPremier U.S. Treasury Obligations Money Market Fund, The KeyPremier Limited Duration Government Securities Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund, 1st Source Monogram Income Fund, Riverside Capital Money Market Fund, Riverside Capital Value Fund, Riverside Capital Fixed Income Fund, Riverside Capital Growth Fund and Riverside Capital Tennessee Municipal Obligations Fund.

  Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested, and will vote in the aggregate and not by fund except as otherwise expressly required by law. For example, Shareholders of the Emerging Growth Fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees. However, Shareholders of the Emerging Growth Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval or amendment of the Fund's investment advisory agreement.

  Overall responsibility for the management of the Emerging Growth Fund is vested in the Board of Trustees of the Group. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group, although Trustees may, under certain circumstances, fill vacancies, including vacancies created by expanding the size of the Board. Trustees may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Ohio law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, the investment advisory agreement or the Emerging Growth Fund's fundamental policies and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group does not intend to have an annual or special meeting of shareholders.

  The Group has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

  Immediately prior to the public offering of the Emerging Growth Fund's Shares, BISYS Fund Services Ohio, Inc. was the sole shareholder of the Fund. It is expected that immediately after the public offering of the Emerging Growth Fund's Shares, BISYS Fund Services Ohio, Inc.'s holding of Shares of the Fund will be reduced below 5%.

CUSTODIAN

  The Bank of New York serves as the custodian for the Emerging Growth Fund.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Emerging Growth Fund's transfer agent pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services, Inc. also provides certain accounting services for the Emerging Growth Fund pursuant to a Fund Accounting Agreement and receives a fee from the Fund for such services equal to the greater of (a) a fee computed at an annual rate of 0.03% of the Fund's average daily net assets or (b) the annual fee of $30,000. See "MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

MISCELLANEOUS

  Shareholders will receive unaudited semi-an nual reports and annual reports audited by independent public accountants.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to the fund" means the consideration received by a fund upon the issuance or sale of shares in the fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to such fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Emerging Growth Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Emerging Growth Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of
(a) 67% or more of the votes of Shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Fund.

  Inquiries regarding the Emerging Growth Fund may be directed in writing to the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 766-3960.

INVESTMENT ADVISER
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, Pennsylvania 19428

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Baker & Hostetler LLP
Suite 2100
65 East State Street
Columbus, Ohio 43215

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
PROSPECTUS SUMMARY....................    2
FEE TABLE.............................    3
PERFORMANCE INFORMATION...............    4
INVESTMENT OBJECTIVE AND POLICIES.....    4
INVESTMENT RESTRICTIONS...............   12
VALUATION OF SHARES...................   12
HOW TO PURCHASE AND REDEEM SHARES.....   13
DIVIDENDS AND TAXES...................   21
MANAGEMENT AND SERVICE PROVIDERS OF
  THE GROUP...........................   22
GENERAL INFORMATION...................   25

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE EMERGING GROWTH FUND OR ITS DISTRIBUTOR, BISYS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE EMERGING GROWTH FUND OR BY BISYS IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            [KEYPREMIER FUNDS LOGO]
                                      THE
                                   KEYPREMIER
                                    EMERGING
                                  GROWTH FUND
                                   MARTINDALE
                             ANDRES & COMPANY, INC.
                               INVESTMENT ADVISER
                                   Prospectus
                             dated April     , 1998

                                                       Rule 497(a)
                                                       Registration No. 33-21489
                                                       File No. 811-5545


Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.


                   SUBJECT TO COMPLETION: DATED MARCH 9, 1998


                       THE KEYPREMIER EMERGING GROWTH FUND


                           One Investment Portfolio of


                               THE SESSIONS GROUP



                       Statement of Additional Information


                                 April __, 1998




         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the prospectus (the "Prospectus") of The KeyPremier Emerging Growth Fund (the "Emerging Growth Fund") dated as of the date hereof. The Emerging Growth Fund is one of seventeen funds of The Sessions Group, an Ohio business trust (the "Group"). This Statement of Additional Information is incorporated in its entirety into the Emerging Growth Fund's Prospectus. Copies of the Emerging Growth Fund's Prospectus may be obtained by writing the Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 766-3960.

                                TABLE OF CONTENTS

                                                                                                      PAGE

THE SESSIONS GROUP.................................................................................... B-1

INVESTMENT OBJECTIVE AND POLICIES..................................................................... B-1

         Additional Information on Portfolio Instruments.............................................. B-1
         Investment Restrictions..................................................................... B-10
         Portfolio Turnover.......................................................................... B-11

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION....................................................... B-12

MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP........................................................ B-12

         Trustees and Officers....................................................................... B-12
         Investment Adviser.......................................................................... B-15
         Portfolio Transactions...................................................................... B-17
         Glass-Steagall Act.......................................................................... B-19
         Administrator................................................................................B-20
         Distributor................................................................................. B-22
         Administrative Services Plan................................................................ B-22
         Custodian................................................................................... B-23
         Transfer Agency and Fund Accounting Services................................................ B-23
         Auditors.................................................................................... B-25
         Legal Counsel............................................................................... B-25

ADDITIONAL INFORMATION............................................................................... B-25

         Description of Shares....................................................................... B-25
         Vote of a Majority of the Outstanding Shares................................................ B-26
         Additional General Tax Information.......................................................... B-27
         30-Day Yield of the Emerging Growth Fund.................................................... B-30
         Calculation of Total Return................................................................. B-31
         Distribution Rates.......................................................................... B-31
         Performance Comparisons..................................................................... B-31
         Miscellaneous............................................................................... B-32

APPENDIX.............................................................................................. A-1

                       STATEMENT OF ADDITIONAL INFORMATION


                               THE SESSIONS GROUP


         The Sessions Group (the "Group") is an open-end management investment company which currently offers seventeen separate investment portfolios. This Statement of Additional Information covers one of those portfolios, the Emerging Growth Fund, which is considered to be a diversified portfolio.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of the Emerging Growth Fund should be made without first reading the Fund's Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following policies supplement the investment objective and policies of the Emerging Growth Fund as set forth in the Prospectus.

         BANK OBLIGATIONS. The Emerging Growth Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and demand and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Emerging Growth Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Emerging Growth Fund will purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations ("NRSRO") (e.g., Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's")) in one of the two highest rating categories for short-term debt obligations. The Emerging Growth Fund may also invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. For a description of the rating symbols of the NRSROs, see the Appendix.

         FOREIGN INVESTMENT. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including ADRs, may subject the Emerging Growth Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. The Emerging Growth Fund will acquire such securities only when the Adviser believes the risks associated with such investments are minimal.

         U.S. GOVERNMENT OBLIGATIONS. The Emerging Growth Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         The Emerging Growth Fund may also invest in the following types of U.S. Treasury securities: direct obligations issued by the U.S. Treasury including bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance; Treasury inflation protected securities; U.S. Treasury securities that have been stripped of their unmatured interest coupons (which typically provide for interest payments semi-annually); interest coupons that have been stripped from such U.S. Treasury securities; receipts and certificates for such stripped debt obligations and stripped coupons (collectively, "Stripped Treasury Securities"); and in repurchase agreements collateralized by such securities. Stripped Treasury Securities will include coupons that have been stripped from U.S. Treasury bonds, which may be held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES").

         Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years. Stripped Treasury Securities are sold at a deep discount because the buyer of those securities receives only the right to receive a future fixed payment (representing principal or interest) on the security and does not receive any rights to periodic interest payments on the security.

         VARIABLE AND FLOATING RATE SECURITIES. The Emerging Growth Fund may acquire variable and floating rate securities, subject to the Fund's investment objectives, policies and restrictions. A variable rate security is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. A floating rate security is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value or amortized cost, as the case may be. Such securities, that are not obligations of the U.S. Government or its agencies or instrumentalities, are frequently not rated by credit rating agencies; however, unrated variable and floating rate securities purchased by the Emerging Growth Fund will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such securities (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate security purchased by the Emerging Growth Fund, the Fund may resell the security at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Emerging Growth Fund to dispose of a variable or floating rate security in the event the issuer of the security defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. To the extent that there exists no readily available market for such security and the

Fund is not entitled to receive the principal amount of a security within seven days, such a security will be treated as an illiquid security for purposes of calculation of the Emerging Growth Fund's limitation on investments in illiquid securities, as set forth in its investment restrictions. Variable or floating rate securities may be secured by bank letters of credit.

         RESTRICTED SECURITIES. Securities in which the Emerging Growth Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), such as securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities").
Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Emerging Growth Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Emerging Growth Fund's limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Group, the Adviser has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable. The Emerging Growth Fund will limit its investment in Section 4(2) securities which are not considered liquid to not more than 15% of its net assets.

         WHEN-ISSUED SECURITIES. As discussed in the Prospectus, the Emerging Growth Fund may purchase securities on a "when-issued" basis (I.E., for delivery beyond the normal settlement date at a stated price and yield). When the Emerging Growth Fund agrees to purchase securities on a "when-issued" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Emerging Growth Fund's custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Emerging Growth Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Emerging Growth Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase "when-issued" securities ever exceeded 25% of its total assets. Under normal market conditions, however, the Emerging Growth Fund's commitment to purchase "when- issued" or "delayed-delivery" securities will not exceed 25% of its total assets.


         When the Emerging Growth Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Emerging Growth Fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Emerging Growth Fund will engage in "when-issued" delivery transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies and not for investment leverage.


         REAL ESTATE INVESTMENT TRUSTS. The Emerging Growth Fund may invest in equity REITs. REITs pool investors' funds for investment primarily in commercial real estate properties. Investment in REITs may subject the Emerging Growth Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trust. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code and to maintain its exemption from the 1940 Act. As a shareholder in a REIT, the Emerging Growth Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Emerging Growth Fund bears directly in connection with its own operations.

         REPURCHASE AGREEMENTS. Securities held by the Emerging Growth Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Emerging Growth Fund would acquire securities from banks and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Emerging Growth Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser. If the seller were to default on its repurchase obligation or become insolvent, the Emerging Growth Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Emerging Growth Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Securities subject to repurchase agreements will be held by the Emerging Growth Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

         REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, the Emerging Growth Fund may borrow funds by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Emerging Growth Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. At the time the Emerging Growth Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Emerging Growth Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Emerging Growth Fund under the 1940 Act and therefore a form of leveraging.

         HEDGING TRANSACTIONS. Hedging transactions, including the use of options and futures, in which the Emerging Growth Fund is authorized to engage as described in the Prospectus, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used.

         Use of put and call options may result in losses to the Emerging Growth Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Emerging Growth Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Emerging Growth Fund create the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Emerging Growth Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possible income, and such losses can be greater than if the hedging transactions had not been utilized.

         Transactions that may be considered bona fide "hedging transactions" under applicable federal securities or commodities laws may not be considered hedging transactions under generally accepted accounting principles but may be considered trading activity instead.

         GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail in the Prospectus and below. In addition, many hedging transactions involving options require segregation of the Emerging Growth Fund's assets in special accounts, as described further below.

         With certain exceptions, exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Emerging Growth Fund's ability to close out its position as a purchaser or seller of a put or call option is dependent in part, upon the liquidity of the option market. In addition, the hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the options markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         Exchange-listed options generally have standardized terms and performance mechanics unlike over-the-counter traded options. The Emerging Growth Fund currently expects to purchase and sell only exchange-traded options. Exchange-traded options generally are guaranteed by the clearing agency which is the issuer or counterparty to such options. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with options purchased on an exchange.

         All options written by the Emerging Growth Fund must be "covered" (i.e., the Emerging Growth Fund must own the securities or futures contract subject to a call option or must meet the asset segregation requirements) as long as the call is outstanding. Even though the Emerging Growth Fund will receive the option premium to help protect it against loss, a call option written by the Emerging Growth Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. With respect to put options written by the Emerging Growth Fund, the Fund will place liquid securities in a segregated account to cover its obligations under such put option and will monitor the value of the assets in such account and its obligations under the put option daily.

         FUTURES CONTRACTS. As discussed in the Prospectus, the Emerging Growth Fund may enter into futures contracts. This investment technique is designed primarily to act as a substitute for a position in the underlying security and to hedge against anticipated future changes in market conditions or interest rates which otherwise might adversely affect the value of securities which the Emerging Growth Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Emerging Growth Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Emerging Growth Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, gives the Emerging Growth Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Futures transactions involve brokerage costs and require the Emerging Growth Fund to segregate liquid assets, such as cash, U.S. Government securities or other liquid obligations, to cover its performance under such contracts. The Emerging Growth Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Emerging Growth Fund had not entered into any futures transactions. In addition, the value of the Emerging Growth Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, the Emerging Growth Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," the Emerging Growth Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any contracts entered into. The Emerging Growth Fund will not engage in transactions in futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Emerging Growth Fund holds or intends to purchase.

         SECURITIES OF OTHER INVESTMENT COMPANIES. The Emerging Growth Fund may invest in securities issued by other investment companies. In addition, the Emerging Growth Fund may invest in money market funds advised by the Adviser. The Emerging Growth Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Emerging Growth Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Emerging Growth Fund bears directly in connection with its own operations. Investment companies in which the Emerging Growth Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Emerging Growth Fund and, therefore, will be borne directly by shareholders of the Fund.

INVESTMENT RESTRICTIONS

         The Emerging Growth Fund's investment objective is a non-fundamental policy and may be changed without a vote of the shareholders of the Fund. In addition to the fundamental investment policies listed in the Prospectus, the following investment restrictions may be changed only by a vote of the majority of the outstanding Shares of the Emerging Growth Fund (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares").

         In addition to the investment restrictions set forth in its Prospectus, the Emerging Growth Fund may not:

         1. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities and except as may be necessary to make margin payments in connection with derivative securities transactions;

         2. Underwrite the securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities;"

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction); and

         4. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of such Fund.

         The following additional investment restrictions may be changed without the vote of a majority of the outstanding Shares of the Emerging Growth Fund. The Emerging Growth Fund may not:

         1. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act, or pursuant to any exemptions therefrom;

         2. Mortgage or hypothecate the Fund's assets in excess of one-third of such Fund's total assets; and

         3. Engage in any short sales.

         If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause the Emerging Growth Fund's investments in illiquid securities, repurchase agreements with maturities in excess of seven days and other instruments in the Fund which are not readily marketable to exceed the limit set forth in the Prospectus for its investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such an event, however, the Emerging Growth Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

PORTFOLIO TURNOVER

         The portfolio turnover rate for the Emerging Growth Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The Commission requires that the calculation exclude all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate for the Emerging Growth Fund for its first fiscal period ending June 30, 1998, is estimated to be less than 50%.

         The portfolio turnover rate for the Emerging Growth Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to the Emerging Growth Fund and may result in additional tax consequences to the Emerging Growth Fund's Shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Emerging Growth Fund are sold on a continuous basis by BISYS, and BISYS has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from BISYS, Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at the Adviser or the Adviser's affiliated entities or correspondents (collectively, "Entities"). Customers purchasing

Shares of the Emerging Growth Fund may include officers, directors, or employees of the Adviser or the Entities.

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Group of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Group to determine the fair value of its net assets.

                  MANAGEMENT AND SERVICE PROVIDERS OF THE GROUP

TRUSTEES AND OFFICERS

         Overall responsibility for management of the Group rests with its Board of Trustees. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The names of the Trustees and officers of the Group, their addresses, and principal occupations during the past five years are as follows:


                            POSITION(S) HELD     PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE       WITH THE GROUP       DURING PAST 5 YEARS
---------------------       --------------       -------------------


Walter B. Grimm*            Chairman,            From June, 1992 to present,
3435 Stelzer Road           President and        employee of BISYS Fund
Columbus, Ohio  43219       Trustee              Services Limited Partnership.
Age:  52

Maurice G. Stark            Trustee              Consultant with Battelle
505 King Avenue                                  Memorial Institute; from
Columbus, Ohio  43201                            1979 to December, 1994,
Age:  62                                         Vice President-Finance and
                                                 Chief Financial Officer,
                                                 Battelle Memorial Institute
                                                 (scientific research and
                                                 development service corporation).

James H. Woodward, Ph.D.    Trustee              Since July 1989, Chancellor
The University of North                          of The University of North
Carolina at Charlotte                            Carolina at Charlotte.
Charlotte, NC  28223
Age:  57


Chalmers P. Wylie           Trustee              From April, 1993 to present,
754 Stonewood Court                              of Counsel with Kegler, Brown,
Columbus, Ohio 43235                             Hill & Ritter (law firm); from
Age:  76                                         January, 1993 to present, Adjunct
                                                 Professor at The Ohio State
                                                 University; from January, 1967
                                                 to January, 1993, Member of the
                                                 United States House of Representatives
                                                 for the 15th District.

J. David Huber              Vice President       Since January, 1996,
3435 Stelzer Road                                President of BISYS Fund
Columbus, Ohio 43219                             Services Limited Partnership;
Age:  51                                         from June, 1987 to December,
                                                 1995, employee of
                                                 BISYS Fund Services Limited
                                                 Partnership.

William J. Tomko            Vice President       From April, 1987 to present,
3435 Stelzer Road                                employee of BISYS Fund
Columbus, Ohio 43219                             Services Limited
Age:  39                                         Partnership.


Paul T. Kane                Treasurer            From December, 1997 to present,
3435 Stelzer Road                                Vice President and Treasurer of
Columbus, Ohio 43219                             Financial Administration of
Age:  41                                         BISYS Fund Services Limited
                                                 Partnership; prior thereto,
                                                 Director of Shareholder
                                                 Reporting of Fidelity Service
                                                 Company (transfer agent).


George L. Stevens           Secretary            From September, 1996 to
3435 Stelzer Road                                present, employee of BISYS
Columbus, Ohio 43219                             Fund Services Limited
Age:  46                                         Partnership; from September,
                                                 1995 to August, 1996, consultant
                                                 on bank investment products and
                                                 activities; from June, 1980 to
                                                 September, 1995, employee of
                                                 AmSouth Bank.

Alaina V. Metz              Assistant            From June, 1995 to present,
3435 Stelzer Road           Secretary            employee of BISYS Fund Services
Columbus, Ohio 43219                             Limited Partnership; prior to
Age:  30                                         June, 1995, supervisor of Blue
                                                 Sky Compliance at Alliance Capital
                                                 Management, L.P. (investment
                                                 management firm).


-------------------

        *Mr. Grimm is considered to be an "interested person" of the Group as defined in the 1940 Act.

         As of the date of this Statement of Additional Information, the Group's officers and trustees, as a group, own less than 1% of any Fund's Shares.

         No officer or employee of BISYS or BISYS Fund Services, Inc. receives any compensation from the Group for acting as trustee of the Group. The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS receives fees from the Emerging Growth Fund for acting as Administrator, may receive fees pursuant to the Administrative Services Plan described below and may retain all or a portion of any sales load imposed upon purchases of Shares. BISYS Fund Services, Inc. receives fees from the Emerging Growth Fund for acting as transfer agent and for providing certain fund accounting services. Messrs. Grimm, Huber, Tomko and Stevens, Ms. Dewar and Ms. Metz are employees of BISYS.

         The following table sets forth information regarding all compensation paid by the Group to its Trustees for their services as trustees during the fiscal year ended June 30, 1997. The Group has no pension or retirement plans.

                               COMPENSATION TABLE

                                         AGGREGATE        TOTAL COMPENSATION
NAME AND POSITION                        COMPENSATION     FROM THE GROUP
WITH THE GROUP                           FROM THE GROUP   AND THE FUND COMPLEX*
--------------                           --------------   ---------------------


Walter B. Grimm                             $     0           $     0
Trustee

Nancy E. Converse(1)                        $     0           $     0
Trustee

Maurice G. Stark                            $14,473           $14,473
Trustee

James H. Woodward, Ph.D                     $16,162           $16,162
Trustee

Chalmers P. Wylie                           $14,973           $14,973
Trustee

--------------------

         *For purposes of this Table, Fund Complex means one or more mutual funds, including the Emerging Growth Fund, which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related.


         (1) Ms. Converse resigned as a Trustee of the Group effective February 2, 1998.

INVESTMENT ADVISER


         Investment advisory and management services are provided to the Emerging Growth Fund by Martindale, Andres & Company, Inc. (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of July 9, 1996, as amended as of April ___, 1998. Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services for the Emerging Growth Fund as described in the Prospectus. For the services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Emerging Growth Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of one hundred twenty five one hundredths of one percent (1.25%) of the average daily net assets of the Emerging Growth Fund.


         Pursuant to the Investment Advisory Agreement, the Adviser also serves as investment adviser to seven other series of the Group: The KeyPremier Prime Money Market Fund (the "Prime Money Market Fund"), The KeyPremier U.S. Treasury Obligations Money Market Fund (the "Treasury Money Market Fund"), The KeyPremier Pennsylvania Municipal Bond Fund (the "Pennsylvania Bond Fund"), The KeyPremier Intermediate Term Income Fund (the "Income Fund"), The KeyPremier Limited Duration Government Securities Fund, The KeyPremier Established Growth Fund (the "Established Growth Fund") and The KeyPremier Aggressive Growth Fund (the "Aggressive Growth Fund"). The Emerging Growth Fund, the Prime Money Market Fund, the Treasury Money Market Fund, the Pennsylvania Bond Fund, the Income Fund, the Government Securities Fund, the Established Growth Fund, and the Aggressive Growth Fund are hereafter collectively referred to as the "Funds" and individually as a "Fund." For such services provided and expenses assumed, the Prime Money Market Fund and the Treasury Money Market Fund each pay the Adviser a fee, computed daily and paid monthly, at the annual rate of forty one-hundredths of one percent (.40%) of the average daily net assets of such Fund; the Pennsylvania Bond Fund, the Income Fund and the Government Securities Fund each pay the Adviser a fee, computed daily and paid monthly, at the annual rate of sixty one-hundredths of one percent (.60%) of the average daily net assets of such Fund; the Established Growth Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of seventy-five one-hundredths of one percent (.75%) of the average daily net assets of the Established Growth Fund; and the Aggressive Growth Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the average daily net assets of the Aggressive Growth Fund.

         The Adviser may from time to time voluntarily reduce all or a portion of its advisory fee with respect to the Emerging Growth Fund to increase the net income of that Fund available for distribution as dividends.

     For the year ended June 30, 1997, the Adviser earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the indicated Funds pursuant to the Investment Advisory Agreement:


                                                         FISCAL PERIOD ENDED
                                                         JUNE 30, 1997(1)
                                                     --------------------------
                                                     FEES EARNED    FEES WAIVED
                                                     -----------    -----------

Prime Money Market Fund                               $282,882         $236,280

Pennsylvania Bond Fund                                 506,296          420,686

Established Growth Fund                                735,635          558,942

Income Fund                                            680,552          529,626

Aggressive Growth Fund                                 385,280          263,486

-------------------------
(1) Such Funds commenced operations October 7, 1996, October 1, 1996, December 2, 1996, December 2, 1996, and February 3, 1997, respectively.

         For the fiscal year ended June 30, 1997, the Adviser had not received any compensation under the Investment Advisory Agreement with respect to any of the Treasury Money Market Fund, the Government Securities Fund or the Emerging Growth Fund since none of those Funds had yet commenced operations.

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect with respect to a Fund until July 9, 1998, and from year to year thereafter, for successive annual periods ending on July 9th, if, as to that Fund, such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in such Fund's Prospectus), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a Fund at any time on at least 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         The Adviser has agreed that the Emerging Growth Fund and the Group may use the name "KeyPremier" on a royalty-free basis and the Adviser has reserved to itself the right to grant the non-exclusive right to use the name "KeyPremier" to any other person. At such time as the Investment Advisory Agreement is no longer in effect, the Adviser may require the Emerging Growth Fund to cease using the name "KeyPremier."

PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with the Emerging Growth Fund's investment objectives and restrictions, which securities are to be purchased and sold by such Fund, and which brokers and dealers are to be eligible to execute the Emerging Growth Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Emerging Growth Fund will usually be effected on a national securities exchange or in the over-the-counter market. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. To the extent applicable, purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price.

          Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Adviser may receive orders for transactions on behalf of the Emerging Growth Fund. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing such Fund's brokerage transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion. Any such research and other statistical and factual information provided by brokers to the Emerging Growth Fund or to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its agreement regarding management of such Fund. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Emerging Growth Fund and other clients of the Adviser, including the other Funds, who may indirectly benefit from the availability of such information. Similarly, the Emerging Growth Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. Under the Investment Advisory Agreement, the Adviser is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event the Adviser does follow such a practice, it will do so on a basis which it believes is fair and equitable to the Group and the Emerging Growth Fund.

         The Adviser may direct brokerage transactions on behalf of the Emerging Growth Fund to Boston Institutional and to other brokerage firms in return for research services relating to equity securities including market information from Bloomberg Financial Markets, Zacks Software for equity analysis and other equity research services.

         While the Adviser generally seeks competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by the Emerging Growth Fund. Such information may be useful to the Adviser in serving both the Emerging Growth Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Emerging Growth Fund.

         Except as otherwise disclosed to the Shareholders of the Emerging Growth Fund and as permitted by applicable laws, rules and regulations, the Group will not, on behalf of the Emerging Growth Fund, execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, Keystone, BISYS, or their affiliates, and will not give preference to the Adviser's or Keystone's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for the Emerging Growth Fund are made independently from those for other Funds or any other investment company or account managed by the Adviser. Any such other Fund, investment company or account may also invest in the same securities as the Group on behalf of the Emerging Growth Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Emerging Growth Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other Fund, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Emerging Growth Fund or the size of the position obtained by the Emerging Growth Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Emerging Growth Fund with those to be sold or purchased for other Funds, investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Emerging Growth Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Emerging Growth Fund or any other Fund.

GLASS-STEAGALL ACT

         In 1971, the United States Supreme Court held in INVESTMENT COMPANY INSTITUTE V. CAMP that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM V. INVESTMENT COMPANY INSTITUTE that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the BOARD OF GOVERNORS case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         The Adviser believes that it possesses the legal authority to perform the services for the Emerging Growth Fund contemplated by the Prospectus, this Statement of Additional Information and the Investment Advisory Agreement without violation of applicable statutes and regulations. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Adviser from continuing to perform such services for the Group. In addition, current state securities laws on the issue of the registration of banks as brokers or dealers may differ from the interpretation of federal law, and banks and financial institutions may be required to register as dealers pursuant to the laws of a specific state. Depending upon the nature of any changes in the services which could be provided by the Adviser, the Board of Trustees of the Group would review the Group's relationship with the Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Adviser and/or the Adviser's affiliated and correspondent banks in connection with Customer purchases of Shares of the Emerging Growth Fund, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

ADMINISTRATOR

         BISYS serves as administrator (the "Administrator") to the Emerging Growth Fund pursuant to a Management and Administration Agreement dated July 9, 1996, as amended as of April __, 1998 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Emerging Growth Fund (other than those performed by the Adviser under the Investment Advisory Agreement, by The Bank of New York under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Group on behalf of the Emerging Growth Fund and file all of the Emerging Growth Fund's federal and state tax returns and required tax filings other than those required to be made by the Emerging Growth Fund's custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Group with the Group's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement (on Form N-1A or any replacement therefor); compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Emerging Growth Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Emerging Growth Fund's operations other than those performed by the Adviser under the Investment Advisory Agreement, by The Bank of New York under the Custody Agreement and by BISYS Fund Services, Inc. under the Transfer Agency Agreement and Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from the Emerging Growth Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, equal to a fee, calculated daily and paid periodically, at the annual rate equal to eleven and one-half one-hundredths of one percent (.115%) of such Fund's average daily net assets.

         For the fiscal year ended June 30, 1997, the Administrator had not received any compensation under the Administration Agreement with respect to the Emerging Growth Fund since those Funds had not yet commenced operations.

         Unless sooner terminated as provided therein, the Administration Agreement has an initial term expiring on July 9, 1999, and thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to the Emerging Growth Fund upon mutual agreement of the parties to the Administration Agreement; through a failure to renew at the end of a one-year term; upon 180 days' written notice by the Group after the initial term but only in connection with the reorganization of the Funds into another registered management investment company; and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Emerging Growth Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

DISTRIBUTOR

         BISYS serves as agent for the Emerging Growth Fund in the distribution of its Shares pursuant to a Distribution Agreement dated July 9, 1996, as amended as of April __, 1998 (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement has an initial term expiring on July 9, 1998, and thereafter shall be renewed automatically for successive annual periods ending July 9th if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, BISYS solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. BISYS receives no compensation under the Distribution Agreement with the Group but retains all or a portion of any sales charge imposed upon a purchase of the Shares.

ADMINISTRATIVE SERVICES PLAN

         As described in the Prospectus, the Group has also adopted an Administrative Services Plan (the "Services Plan") under which the Emerging Growth Fund is authorized to pay certain financial institutions, including the Adviser, its affiliates and their affiliated and correspondent banks, and BISYS (a "Service Organization"), to provide certain ministerial, record keeping, and administrative support services to their customers who own of record or beneficially Shares in the Emerging Growth Fund. Payments to such Service Organizations are made pursuant to Servicing Agreements between the Group and the Service Organization. The Services Plan authorizes the Emerging Growth Fund to make payments to Service Organizations in an amount, on an annual basis, of up to 0.25% of the average daily net asset value of such Fund. The Services Plan has been approved by the Board of Trustees of the Group, including a majority of the Trustees who are not interested persons of the Group (as defined in the 1940
Act)
and who have no direct or indirect financial interest in the operation of the Services Plan or in any Servicing Agreements thereunder (the "Disinterested Trustees"). The Services Plan may be terminated as to the Emerging Growth Fund by a vote of a majority of the Disinterested Trustees. The Trustees review quarterly a written report of the amounts expended pursuant to the Services Plan and the purposes for which such expenditures were made. The Services Plan may be amended by a vote of the Trustees, provided that any material amendments also require the vote of a majority of the Disinterested Trustees. For so long as the Services Plan is in effect, selection and nomination of those Disinterested Trustees shall be committed to the discretion of the Group's Disinterested Trustees. All Servicing Agreements may be terminated at any time without the payment of any penalty by a vote of a majority of the Disinterested Trustees. The Services Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved by a majority of the Board of Trustees, including a majority of the Disinterested Trustees.

CUSTODIAN

         The Bank of New York, 48 Wall Street, New York, New York, 10286, serves as custodian (the "Custodian") to the Emerging Growth Fund pursuant to the Custody Agreement dated as of July 9, 1996, as amended as of April __, 1998. The Custodian's responsibilities include safeguarding and controlling the Emerging Growth Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Emerging Growth Fund's investments.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

         BISYS Fund Services, Inc. serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for the Emerging Growth Fund pursuant to the Transfer Agency Agreement dated July 9, 1996, as amended as of April __, 1998. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with the Emerging Growth Fund's Shareholders of record: maintenance of shareholder records for the Emerging Growth Fund's Shareholders of record; processing Shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Emerging Growth Fund on the Shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of Shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

         For the fiscal year ended June 30, 1997, the Transfer Agent received no compensation from the Group for services as transfer agent for the Emerging Growth Fund since such Fund had not yet commenced operations.

         In addition, BISYS Fund Services, Inc. provides certain fund accounting services to the Emerging Growth Fund pursuant to a Fund Accounting Agreement dated July 9, 1996, as amended as of April __, 1998. BISYS Fund Services, Inc. receives a fee from each Fund for such services equal to the greater of (a) a fee computed at an annual rate of three one-hundredths of one percent (.03%) of that Fund's average daily net assets, or (b) the annual fee of $30,000. Under such Agreement, BISYS Fund Services, Inc. maintains the accounting books and records for the Emerging Growth Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Emerging Growth Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Emerging Growth Fund's custodian, and verification and reconciliation with the Emerging Growth Fund's custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Emerging Growth Fund.

         Unless sooner terminated as provided therein, the Fund Accounting Agreement has an initial term expiring on July 9, 1999, and thereafter shall be renewed automatically for successive one-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Fund Accounting Agreement is terminable with respect to the Emerging Growth Fund upon mutual agreement of the parties to the Fund Accounting Agreement; upon 180 days' written notice by the Group after the initial term but only in connection with the reorganization of the Funds into another registered management investment company; and for cause (as defined in the Fund Accounting Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by BISYS Fund Services, Inc.

         The Fund Accounting Agreement provides that BISYS Fund Services, Inc. shall not be liable for any error of judgment or mistake of law or any loss suffered by the Emerging Growth Fund in connection with the matters to which the Fund Accounting Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence in the performance of its duties, or from the reckless disregard by BISYS Fund Services, Inc. of its obligations and duties thereunder.

         For the fiscal year ended June 30, 1997, BISYS Fund Services, Inc. earned no fees with respect to its fund accounting services to the Emerging Growth Fund since such Fund had not yet commenced operations.

AUDITORS

         KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio 43215, has been selected as the independent auditors for the Emerging Growth Fund and as such will audit the financial statements of such Fund.

LEGAL COUNSEL

         Baker & Hostetler LLP, 65 East State Street, Columbus, Ohio 43215 is counsel to the Group and will pass upon the legality of the Shares offered hereby.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Group is an Ohio business trust. The Group was organized on April 25, 1988, and the Group's Declaration of Trust was filed with the Secretary of State of Ohio on April 25, 1988. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Group presently has seventeen series of shares, one of which represent interests in the Emerging Growth Fund. The other sixteen series are the Prime Money Market Fund, the Treasury Money Market Fund, the Pennsylvania Bond Fund, the Income Fund, the Government Securities Fund, the Established Growth Fund, the Aggressive Growth Fund, Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Fixed Income Fund, Riverside Capital Tennessee Municipal Obligations Fund, Riverside Capital Growth Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Income Equity Fund, 1st Source Monogram Special Equity Fund and 1st Source Monogram Income Fund. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the applicable Prospectus and this Statement of Additional Information, the Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

         As of the date immediately preceding the public offering of the Emerging Growth Fund's Shares, BISYS Fund Services Ohio, Inc. owned all of the issued and outstanding Shares of such Fund. It is anticipated that, upon commencement of the public offering of the Emerging Growth Fund's Shares, BISYS Fund Services Ohio, Inc.'s holdings of Shares in such Fund will be reduced below 5%.

VOTE OF A MAJORITY OF THE OUTSTANDING SHARES

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Emerging Growth Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of such Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of such Fund are represented in person or by proxy, or
(b) the holders of more than 50% of the outstanding votes of Shareholders of that Fund.

ADDITIONAL GENERAL TAX INFORMATION

         Each of the seventeen funds of the Group is treated as a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for so long as such qualification is in the best interest of that fund's shareholders.

In order to qualify as a regulated investment company, the Emerging Growth Fund must, among other things: diversify its investments within certain prescribed limits; and derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies. In addition, to utilize the tax provisions specially applicable to regulated investment companies, the Emerging Growth Fund must distribute to its Shareholders at least 90% of its investment company taxable income for the year. In general, the Emerging Growth Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net mid-term or net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.

         A non-deductible 4% excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. If distributions during a calendar year were less than the required amount, the Emerging Growth Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Although the Emerging Growth Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Emerging Growth Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Emerging Growth Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its Shareholders). In such event, dividend distributions would be taxable to Shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         It is expected that the Emerging Growth Fund will distribute annually to Shareholders all or substantially all of such Fund's net ordinary income and net realized capital gains and that such distributed net ordinary income and distributed net realized capital gains will be taxable income to Shareholders for federal income tax purposes, even if paid in additional Shares of that Fund and not in cash.

         Distribution by the Emerging Growth Fund of the excess of net mid-term or net long-term capital gain over net short-term capital loss, if any, is taxable to Shareholders as mid-term or long-term capital gain, respectively, in the year in which it is received, regardless of how long the Shareholder has held the Shares. Such distributions are not eligible for the dividends-received deduction.

         Federal taxable income of individuals is subject to graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. Further, the effective marginal tax rate may be in excess of 39.6%, because adjustments reduce or eliminate the benefit of the personal exemption and itemized deductions for individuals with gross income in excess of certain threshold amounts.

         Long-term capital gains of individuals are subject to a maximum tax rate of 20% (10% for individuals in the 15% ordinary income tax bracket). Mid-term capital gains of individuals are subject to tax at the same rates applicable to ordinary income; however, the tax rate on mid-term capital gains of individuals cannot exceed 28%. Capital losses may be used to offset capital gains. In addition, individuals may deduct up to $3,000 of net capital loss each year to offset ordinary income. Excess net capital loss may be carried forward and deducted in future years. The holding period for mid-term capital gains is more than one year but not more than eighteen months; the holding period for long-term capital gains is more than eighteen months.

         Federal taxable income of corporations in excess of $75,000 up to $10 million is subject to a 34% tax rate; however, because the benefit of lower tax rates on a corporation's taxable income of less than $75,000 is phased out for corporations with income in excess of $100,000 but lower than $335,000, a maximum marginal tax rate of 39% may result. Federal taxable income of corporations in excess of $10 million is subject to a tax rate of 35%. Further, a corporation's federal taxable income in excess of $15 million is subject to an additional tax equal to 3% of taxable income over $15 million, but not more than $100,000.

         Capital gains of corporations are subject to tax at the same rates applicable to ordinary income. Capital losses may be used only to offset capital gains and excess net capital loss may be carried back three years and forward five years.

         Certain corporations are entitled to a 70% dividends received deduction for distributions from certain domestic corporations. The Emerging Growth Fund will designate the portion of any distributions which qualify for the 70% dividends received deduction. The amount so designated may not exceed the amount received by such Fund for its taxable year that qualifies for the dividends received deduction.

         Foreign taxes may be imposed on the Emerging Growth Fund by foreign countries with respect to its income from foreign securities. Since less than 50% in value of the Emerging Growth Fund's total assets at the end of its fiscal year are expected to be invested in stocks or securities of foreign corporations, such Fund will not be entitled under the Code to pass through to its Shareholders their pro rata share of the foreign taxes paid by that Fund. These taxes will be taken as a deduction by the Emerging Growth Fund.

         Under Section 1256 of the Code, gain or loss realized by the Emerging Growth Fund from certain financial futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures and options remaining unexercised at the end of the Emerging Growth Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

         Offsetting positions held by the Emerging Growth Fund involving certain futures contracts or options transactions may be considered, for tax purposes, to constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short or long-term capital gain from certain straddle and/or conversion transactions may be recharacterized as ordinary income.

         If the Emerging Growth Fund were treated as entering into straddles by reason of its engaging in futures or options transactions, such straddles would be characterized as "mixed straddles" if the futures or options comprising a part of such straddles were governed by Section 1256 of the Code. The Emerging Growth Fund may make one or more elections with respect to mixed straddles. If no election is made, to the extent the straddle rules apply to positions established by the Emerging Growth Fund, losses realized by such Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses and long-term capital gains may be recharacterized as short-term capital gain or ordinary income.

         The Emerging Growth Fund may be required by federal law to withhold and remit to the U.S. Treasury 31% of taxable dividends, if any, and capital gain distributions to any Shareholder, and the proceeds of redemption or the values of any exchanges of Shares of such Fund, if such Shareholder (1) fails to furnish the Emerging Growth Fund with a correct taxpayer identification number,
(2) under-reports dividend or interest income, or (3) fails to certify to the Emerging Growth Fund that he or she is not subject to such withholding. An individual's taxpayer identification number is his or her Social Security number.

         Information set forth in the Prospectus and this Statement of Additional Information which relates to Federal taxation is only a summary of some of the important Federal tax considerations generally affecting purchasers of Shares of the Emerging Growth Fund. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Emerging Growth Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Emerging Growth Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

         Information as to the federal income tax status of all distributions will be mailed annually to each Shareholder.

30-DAY YIELD OF THE EMERGING GROWTH FUND

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," the yield of the Emerging Growth Fund will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by such Fund Share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of the Emerging Growth Fund will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Group allocated to such Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing the Emerging Growth Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Emerging Growth Fund's

Shares and to the relative risks associated with the investment objectives and policies of that Fund.

CALCULATION OF TOTAL RETURN

         As summarized in the Prospectus under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in the Emerging Growth Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in that Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by: (1) adding to the total number of Shares purchased by a hypothetical $1,000 investment in the Emerging Growth Fund (less the maximum sales charge) all additional Shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of Shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. The Emerging Growth Fund, however, may also advertise aggregate total return in addition to or in lieu of average annual total return. Aggregate total return is a measure of the change in value of an investment in the Emerging Growth Fund over the relevant period and is calculated similarly to average annual total return except that the result is not annualized.

DISTRIBUTION RATES

         The Emerging Growth Fund may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectus.

PERFORMANCE COMPARISONS

         Investors may judge the performance of the Emerging Growth Fund by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc., The Frank Russell Company and S&P and to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, Morningstar, Inc., Ibbotson Associates, CDA/Wiesenberger, The New York Times, Business Week, U.S.A. Today and local periodicals. In addition to performance information, general information about the Emerging Growth Fund that appears in a publication such as those mentioned above may be included in advertisements, sales literature and reports to shareholders. The Emerging Growth Fund may also include in advertisements and reports to shareholders information discussing the performance of the Adviser in comparison to other investment advisers and to other institutions.

         From time to time, the Group may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Emerging Growth Fund; (5) descriptions of investment strategies for the Emerging Growth Fund; (6) descriptions or comparisons of various investment products, which may or may not include the Emerging Growth Fund; (7) comparisons of investment products (including the Emerging Growth Fund) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in the Emerging Growth Fund. The Group may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Emerging Growth Fund.

         Current yields or total return will fluctuate from time to time and are not necessarily representative of future results. Accordingly, the Emerging Growth Fund's yield or total return may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of the Emerging Growth Fund's quality and composition, as well as expenses allocated to that Fund. Fees imposed upon Customer accounts by the Adviser, its affiliates or its affiliated or correspondent banks for cash management services or other services will reduce the Emerging Growth Fund's effective yield and total return to Customers.

MISCELLANEOUS

         Individual Trustees are generally elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Generally, shareholders owning not less than 20% of the outstanding shares of the Group entitled to vote may cause the Trustees to call a special meeting. However, the Group has represented to the Commission that the Trustees will call a special meeting for the purpose of considering the removal of one or more Trustees upon written request therefor from shareholders owning not less than 10% of the outstanding votes of the Group entitled to vote. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

         The Group is registered with the Commission as a management investment company. Such registration does not involve supervision by the Commission of the management or policies of the Group.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                                    APPENDIX

         COMMERCIAL PAPER RATINGS. Commercial paper ratings of Standard & Poor's Corporation ("S&P") are current assessments of the likelihood of timely payment of debt considered short term in the relevant market. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         Moody's Investors Service, Inc.'s ("Moody's") commercial paper rating are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or supporting institutions) are considered to have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


         Commercial paper rated F1+ by Fitch IBCA Information Services, Inc. ("Fitch") is regarded as having the strongest capacity for timely payment of financial commitments; an added "+" denotes any exceptionally strong credit feature. Commercial paper rated F1 by Fitch is regarded as having a capacity for timely payment only slightly less than the highest rating, I.E., F1+. Commercial paper rated F2 by Fitch is regarded as having a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as it is for issues assigned ratings of F1+ or F1.


         The description of the two highest short-term debt ratings by Duff & Phelps, Inc. ("Duff") (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category) are as follows. Duff 1+ is regarded as having the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 is regarded as having a very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- is regarded as having a high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are minor. Duff 2 is regarded as having a good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.




         The following summarizes the description of the two highest short-term ratings of Thomson BankWatch, Inc. ("Thomson"). TBW-1 is the highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category indicating that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."


         The plus (+) or minus (-) sign is used after a rating symbol to designate the relative position of an issuer within the rating category.


DEFINITIONS OF CERTAIN MONEY MARKET INSTRUMENTS

Commercial Paper

         Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Certificates of Deposit

         Certificates of Deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Bankers' Acceptances

         Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.

U.S. Treasury Obligations

         U.S. Treasury Obligations are obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government. These obligations may include Treasury bills, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, provided such obligations are guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Government.

U.S. Government Agency and Instrumentality Obligations

         Obligations of the U.S. Government include Treasury bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, the Tennessee Valley Authority, the Farmers Home Administration, the Federal Home Loan Banks, the Federal Intermediate Credit Banks, the Federal Farm Credit Banks, the Federal Land Banks, the Federal Housing Administration, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.